SELIGMAN
================================================================================
                                     SELECT
================================================================================
                                    MUNICIPAL
                                   FUND, INC.


                                [GRAPHIC OMITTED]

                                   [JWS LOGO]

                                 MID-YEAR REPORT
                                  JUNE 30, 1997

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TO THE STOCKHOLDERS

    Seligman Select Municipal Fund experienced a strong quarter, while continuing to provide consistent monthly income and preserving the capital behind your investment. The investment results for the Fund's Common Stockholders appear on page 3.

    The performance of the municipal market improved during the second quarter, particularly in May and June. The yield of the Bond Buyer 20-Bond General Obligation Index, the benchmark for the municipal bond market, fell to 5.53% on June 30 from 5.81% on March 31.

    Market participants were encouraged because the economy finally exhibited more consistent signs of sustainable, non-inflationary growth. The Federal Reserve Board's decision to leave the federal funds rate unchanged confirmed the market's view and tamed any remaining fears of inflation. This supported a municipal bond market rally and improved Seligman Select Municipal Fund's investment results.

    The nation's states, counties, and cities continued to benefit from this economic expansion, as reflected in the fact that rating upgrades exceeded downgrades in the second quarter. The improved financial condition of many municipal issuers should help them meet the challenges in the months and years to come. In the short-term, these positive fundamentals should support the results of your Fund.

    The long-term outlook for the US economy, the municipal bond market, and the Fund also remains quite positive. Stable long-term interest rates, improving credit trends, and attractive real rates of return (an investment's return adjusted for the effects of inflation) bode well for the performance of the municipal market going forward.

    The Fund's investment policy guarantees that at least 80% of the Fund's assets will be invested in municipal obligations rated "triple A" by Moody's or Standard & Poor's. A "triple A" rating represents the highest rating assigned to an issuer by these major rating agencies. The Fund's investment in "triple A" bonds enhances the overall creditworthiness of the portfolio while helping to maintain a consistent yield over the long term.

    We thank you for your continued support of Seligman Select Municipal Fund, and look forward to serving your investment needs in the many years to come.

    A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.


By order of the Board of Directors,



/s/ William C. Morris
---------------------------
    William C. Morris
    Chairman



                                                             /s/ Thomas G. Moles
                                                     ---------------------------
                                                                 Thomas G. Moles
                                                                       President


August 1, 1997

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHICH ECONOMIC FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND'S PERFORMANCE IN THE SECOND QUARTER OF 1997?

  "Economic reports released during the Fund's second quarter continued to indicate that the economy was growing at a healthy pace with few signs of inflationary pressures. Despite the good news, investors remained concerned that continued economic strength would eventually lead to higher inflation. As it was unclear whether the economy was slowing, long-term municipal yields remained essentially unchanged in April, and fluctuated within a narrow trading range through May. By June, however, the economy began to exhibit more consistent signs of slowing and a meaningful bond market rally ensued."

[PHOTO OMITTED OF THE FOLLOWING PEOPLE:]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)

WHICH MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE?

  "Heavy bond calls and redemptions have had a significant impact on the performance of the municipal market. Based on estimates for 1997, the value of bonds taken out of the outstanding supply (either called or redeemed) could approach, and possibly even exceed, the value of bonds being added to the market (new issuance). Imbalances between issuance and redemptions vary widely among different states, with some states experiencing declines in outstanding supply. While a shortage of municipal bonds can complicate investing for state-specific funds, it can also create trading opportunities for national funds such as Seligman Select Municipal Fund."

WHAT WAS YOUR INVESTMENT STRATEGY?

  "The Fund's investment strategy reflected our positive long-term outlook for municipal bonds. Portfolio acquisitions were concentrated in bonds with current coupons or slight discounts in order to maximize the Fund's yield while still allowing for price appreciation in the event of a decline in long-term yields. Given the relatively low interest rate environment, we continued to focus on improving the call protection of the Fund by selling shorter-call bonds and buying longer-call bonds.

  "Additionally, we endeavor to add value to your Fund by identifying undervalued or improving situations at all times. The enduring health of the economy caused improving credit trends among many municipal issuers and we took advantage of the ensuing opportunities. Through in-depth credit analysis, we were able at times to locate candidates for rating upgrades and acquire these bonds prior to the rating improvement."

WHAT IS THE OUTLOOK?

  "We anticipate a continuation of the positive market fundamentals that have supported the municipal bond market year-to-date. For many investors, municipal securities offer a significant yield advantage when compared to the after-tax returns of other fixed-income investments. We are confident that Seligman Select Municipal Fund will continue to play an important role in helping investors meet their long-term financial goals."

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INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------------------------

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1997

                                                                          AVERAGE ANNUAL
                                                              ------------------------------------

                                                                                           SINCE
                                        THREE         SIX         ONE         FIVE       INCEPTION
                                       MONTHS       MONTHS       YEAR         YEARS       2/15/90
                                       ------       ------       ----         -----       -------

         Market Price                  4.28%         7.18%       9.13%        8.95%        8.69%

         Net Asset Value               3.74          2.87        8.17         7.50         8.75

PRICE PER SHARE
                                      JUNE 30, 1997       MARCH 31, 1997          DECEMBER 31, 1996
                                      -------------       --------------          -----------------

         Market Price                    $12.9375             $12.625                  $12.50

         Net Asset Value                  12.08                11.85                    12.16


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                                         CAPITAL GAIN
                                                             ----------------------------------
                                     DIVIDENDS PAID**        REALIZED                UNREALIZED
                                     --------------          --------                ----------
                                          $0.42                $0.156                   $0.774+

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at June 30, 1997, is 6.49%, which is equivalent to a taxable yield of 10.75% based on the maximum federal tax rate of 39.6%.

              ---------------------------------------------------

  * These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

 ** Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 3.83%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

  + Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 1997.

--------------------------------------------------------------------------------

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PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                               FACE                                                             RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS                          MOODY'S/S&P+    MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------

ALASKA-- 7.5%              $ 9,860,000  Alaska Housing Finance Corp. (Collateralized
                                          Home Mortgage Rev.), 7.65% due 6/1/2024 ..........     Aaa/AAA       $10,407,033
                             7,500,000  Valdez Marine Terminal Rev. (BP Pipelines Inc.
                                          Project), 5.65% due 12/1/2028 ....................     Aa2/AA          7,222,575
CALIFORNIA-- 11.0%           9,130,000  California Pollution Control Financing Authority
                                          Sewage and Solid Waste Disposal Facilities
                                          Rev. (Anheuser-Busch Project), 5 3/4% due
                                          12/1/2030* .......................................     A1/A+           9,062,438
                            10,000,000  San Francisco City and County Airports Commission
                                          (San Francisco International Airport Rev.), 6.30%
                                          due 5/1/2025* ....................................     Aaa/AAA        10,386,800
                             6,000,000  San Joaquin Hills Transportation Corridor Agency
                                          Senior Lien Toll Road Rev. (Orange County),
                                          6 3/4% due 1/1/2032 ..............................     NR/NR           6,357,720
DELAWARE-- 3.0%              6,500,000  Delaware Economic Development Authority
                                          Exempt Facilities Rev. (Delmarva Power and
                                          Light Co. Project), 7.60% due 3/1/2020* ..........     Aaa/AAA         7,040,930
DISTRICT OF
 COLUMBIA--  3.5%            7,500,000  District of Columbia GOs, 7 1/2% due 6/1/2009 ......     Aaa/AAA         8,088,525
FLORIDA-- 5.9%               5,700,000  Brevard County Utility Rev., 7 3/8% due 3/1/2014 ...     Aaa/AAA         5,945,784
                               775,000  Brevard County Utility Rev., 7 3/8% due 3/1/2014 ...     Aaa/AAA           806,194
                             2,455,000  Florida Housing Finance Agency (Home Ownership
                                          Rev.), 7.90% due 3/1/2022* .......................     Aaa/NR          2,585,999
                             4,290,000  Orange County Housing Finance Authority
                                          (Mortgage Rev.), 7.80% due 10/1/2022* ............     Aaa/NR          4,522,389
ILLINOIS-- 2.3%              5,000,000  Chicago O'Hare International Airport International
                                          Terminal Special Rev., 7 5/8% due 1/1/2010* ......     Aaa/AAA         5,400,950
INDIANA-- 2.3%               5,000,000  Indiana Employment Development Commission
                                          Environmental Rev. (Public Service Company of
                                          Indiana Inc.), 7 1/2% due 3/15/2015* .............     Aaa/AAA         5,407,850
LOUISIANA-- 4.9%             9,675,000  Louisiana Public Facilities Authority Hospital Rev.
                                          (Southern Baptist Hospitals, Inc. Project), 8%
                                          due 5/15/2012 ....................................     NR/AAA         11,421,047
MASSACHUSETTS -- 4.8%        5,370,000  Massachusetts Housing Finance Agency (Multi-
                                          Family Residential Development Rev.), 7.65%
                                          due 2/1/2028* ....................................     Aaa/AAA         5,614,281
                             5,500,000  Massachusetts Bay Transportation Authority General
                                          Transportation System Rev., 5 5/8% due 3/1/2026...     Aaa/AAA         5,472,390
NEBRASKA-- 1.3%              2,920,000  Nebraska Investment Finance Authority (Single
                                          Family Mortgage Rev.), 8 1/8% due 8/15/2038* .....     Aaa/AAA         3,036,625
NEVADA-- 3.3%                7,000,000  Clark County Industrial Development Rev. (Nevada
                                          Power Company Project), 7.80% due 6/1/2020* ......     Aaa/AAA         7,659,120
NEW HAMPSHIRE-- 3.2%         6,950,000  New Hampshire State Industrial Development
                                          Authority Pollution Control Rev. (The
                                          Connecticut Light and Power Company
                                          Project), 7 3/8% due 12/1/2019* ..................     Aaa/AAA         7,487,721

----------
See footnotes on page 5.

==========================================================================================================================
                                                                                                             JUNE 30, 1997

--------------------------------------------------------------------------------------------------------------------------
                               FACE                                                            RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS                         MOODY'S/S&P+     MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------

NEW JERSEY-- 2.1%          $ 2,000,000  New Jersey Educational Facilities Authority Rev.
                                          (Princeton University), 6% due 7/1/2024 ..........     Aaa/AAA      $  2,042,340
                             2,810,000  New Jersey Housing & Mortgage Finance Agency
                                          (Home Buyer Rev.), 7.70% due 10/1/2029* ..........     Aaa/AAA         2,942,295
NEW YORK-- 8.9%             10,000,000  New York State Energy Research & Development
                                          Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020 .     Aaa/AAA        10,417,800
                            10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/2025 ..................................     Aaa/AAA        10,328,800
NEW YORK AND                 6,500,000  Port Authority of New York and New Jersey
  NEW JERSEY-- 2.8%                       (JFK International Air Terminal LLC Project Rev.),
                                          5 3/4% due 12/1/2022* ............................     Aaa/AAA         6,491,030
OHIO-- 4.9%                  6,000,000  Cleveland Waterworks Improvement First Mortgage
                                          Rev., 5 3/4% due 1/1/2021 ........................     Aaa/AAA         6,070,740
                             5,205,000  Ohio Housing Finance Agency (Single Family
                                          Mortgage Rev.), 7.65% due 3/1/2029* ..............     NR/AAA          5,474,723
PENNSYLVANIA-- 6.9%          2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                          International Airport), 6.80% due 1/1/2010* ......     Aaa/AAA         2,699,475
                             3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029 .......     Aaa/AAA         3,137,430
                            10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* ....     Aaa/AAA        10,239,400
TENNESSEE-- 3.7%             8,000,000  Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. du Pont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024* ......     Aa3/AA-         8,637,680
TEXAS-- 5.5%                 5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030* .     Aa2/AA          5,238,000
                             7,500,000  Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power and Light
                                          Co. Project), 6 1/8% due 5/1/2030* ...............     Aaa/AAA         7,705,500
WASHINGTON-- 9.3%            4,795,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.), 6 1/4%
                                          due 7/1/2017* ....................................     Aaa/AAA         5,043,285
                             5,000,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.), 6.35%
                                          due 7/1/2028* ....................................     Aaa/AAA         5,297,600
                            10,000,000  King County Sewer GOs, 6 1/8% due 1/1/2033..........     Aaa/AAA        10,345,900
                             1,000,000  Spokane Regional Solid Waste Management System
                                          Rev., 7 3/4% due 1/1/2011*........................     Aaa/AAA         1,061,810
                                                                                                              ------------
TOTAL MUNICIPAL BONDS (COST $216,923,731) -- 97.1%..........................................                   227,100,179
SHORT-TERM HOLDINGS (COST $3,000,000) -- 1.3%...............................................                     3,000,000
OTHER ASSETS LESS LIABILITIES -- 1.6%.......................................................                     3,717,442
                                                                                                              ------------
NET INVESTMENT ASSETS -- 100.0%.............................................................                  $233,817,621
                                                                                                              ============

                                                                              5


----------------
 * Interest income earned from this security is subject to the federal alternative minimum tax.
 + Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.


===================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES                                                                   JUNE 30, 1997

ASSETS:
Investments at value:
   Long-term holdings (cost $216,923,731) ........................................   $227,100,179
   Short-term holdings (cost $3,000,000) .........................................      3,000,000      $230,100,179
                                                                                     ------------
Cash ............................................................................................            86,427
Interest receivable .............................................................................         3,820,050
Expenses prepaid to stockholder service agent ...................................................            21,561
Other ...........................................................................................            44,203
                                                                                                       ------------
TOTAL ASSETS ....................................................................................       234,072,420
                                                                                                       ------------
LIABILITIES:
Accrued expenses, taxes, and other ..............................................................           254,799
                                                                                                       ------------
NET INVESTMENT ASSETS ...........................................................................       233,817,621
Preferred Stock .................................................................................        75,000,000
                                                                                                       ------------
NET ASSETS FOR COMMON STOCK .....................................................................      $158,817,621
                                                                                                       ============
NET ASSETS PER SHARE OF COMMON STOCK (MARKET VALUE $12.9375) ....................................            $12.08
                                                                                                             ======

COMPOSITION OF NET ASSETS
Preferred Stock Series A, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $311,757, respectively; shares authorized, issued and
   outstanding--375 .............................................................................      $ 37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $311,757, respectively; shares authorized, issued and
   outstanding--375 .............................................................................        37,500,000
Common Stock, $.01 par value: shares authorized--49,999,250; issued and
   outstanding--13,151,610 ......................................................................           131,516
Additional paid-in capital ......................................................................       144,882,886
Undistributed net investment income .............................................................         1,236,842
Undistributed net realized gain .................................................................         2,389,929
Net unrealized appreciation of investments ......................................................        10,176,448
                                                                                                       ------------
NET INVESTMENT ASSETS ...........................................................................      $233,817,621
                                                                                                       ============

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See Notes to Financial Statements.

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STATEMENT OF OPERATIONS                                                      FOR THE SIX MONTHS ENDED JUNE 30, 1997
INVESTMENT INCOME:
Interest ........................................................................................        $7,336,104

EXPENSES:
Management fee .................................................................       $  634,665
Stockholder account, transfer, and registrar services ..........................          117,459
Preferred stock remarketing fee ................................................           93,750
Stockholder reports and communications .........................................           42,003
Auditing and legal fees ........................................................           33,010
Custody and related services ...................................................           23,900
Stockholders' meeting ..........................................................           20,268
Directors' fees and expenses ...................................................           17,429
Miscellaneous ..................................................................           11,907
                                                                                       ----------
TOTAL EXPENSES ..................................................................................           994,391
                                                                                                         ----------
NET INVESTMENT INCOME ...........................................................................         6,341,713*

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ...............................................        2,048,892
Net change in unrealized appreciation of investments ...........................       (2,591,326)
                                                                                       ----------
NET LOSS ON INVESTMENTS .........................................................................          (542,434)
                                                                                                         ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ...............................................        $5,799,279
                                                                                                         ==========

----------
* Net investment income available for Common Stock is $5,000,593, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                              JUNE 30, 1997     DECEMBER 31, 1996
                                                                           ------------------  -------------------
OPERATIONS:
Net investment income .......................................................  $  6,341,713         $ 13,320,476
Net realized gain on investments ............................................     2,048,892              864,958
Net change in unrealized appreciation of investments ........................    (2,591,326)          (4,653,130)
                                                                               ------------         ------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ...........................     5,799,279            9,532,304
                                                                               ------------         ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series A (per share: $1,947.03 and $3,554.69) ...........      (730,136)          (1,333,009)
   Preferred Stock, Series B (per share: $1,629.29 and $3,570.91) ...........      (610,984)          (1,339,091)
   Common Stock (per share: $.42 and $.84) ..................................    (5,513,963)         (10,971,304)
                                                                               ------------         ------------
   Total ....................................................................    (6,855,083)         (13,643,404)
Net realized gain on investments:
   Common Stock (per share: $.040) ..........................................            --             (523,921)
                                                                               ------------         ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS ........................    (6,855,083)         (14,167,325)
                                                                               ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (39,570 and 81,487 shares) ...............................................       474,527              990,409
Value of shares of Common Stock issued in payment of gain
   distribution (7,404 shares) ..............................................            --               90,033
                                                                               ------------         ------------
INCREASE IN NET INVESTMENT ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ...............................................       474,527            1,080,442
                                                                               ------------         ------------
DECREASE IN NET INVESTMENT ASSETS ...........................................      (581,277)          (3,554,579)
NET INVESTMENT ASSETS:
Beginning of period .........................................................   234,398,898          237,953,477
                                                                               ------------         ------------
END OF PERIOD (including undistributed net investment
   income of $1,236,842 and $1,750,212, respectively) .......................  $233,817,621         $234,398,898
                                                                               ============         ============

----------
See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

       The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 1997, amounted to $64,176,967 and $65,216,376, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $10,214,740 and $38,292, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

    The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 1997, there were no shares purchased in the open market.

    The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 1997.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

    The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

    Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

    The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $92,525 for stockholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1997 of $51,516 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS

    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

    "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment return for the period of less than one year is not annualized.

    The ratios of expenses to average net assets and net investment income to average net assets for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.


                                                SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                   ENDED     ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                  6/30/97      1996       1995       1994       1993       1992
                                                 ---------   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $12.16     $12.51     $11.54     $13.14     $12.45     $11.95
                                                  -------    -------    -------    -------    -------    -------
Net investment income ..........................     0.48       1.02       1.03       1.05       1.05       1.09
Net realized and unrealized investment gain (loss)  (0.04)     (0.29)      1.11      (1.61)      0.85       0.45
                                                  -------    -------    -------    -------    -------    -------
INCREASE (DECREASE) FROM INVESTMENT
   OPERATIONS ..................................     0.44       0.73       2.14      (0.56)      1.90       1.54
Dividends paid on Preferred Stock ..............    (0.10)     (0.20)     (0.23)     (0.17)     (0.15)     (0.18)
Dividends paid on Common Stock .................    (0.42)     (0.84)     (0.84)     (0.84)     (0.84)     (0.84)
Net realized gain paid on Common Stock .........       --      (0.04)     (0.10)     (0.03)     (0.22)     (0.02)
                                                  -------    -------    -------    -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSET VALUE .....    (0.08)     (0.35)      0.97      (1.60)      0.69       0.50
                                                  -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD .................   $12.08     $12.16     $12.51     $11.54     $13.14     $12.45
                                                  =======    =======    =======    =======    =======    =======
MARKET VALUE, END OF PERIOD ....................   $12.9375   $12.50     $12.50     $10.50     $13.00     $12.75
                                                  =========  =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN:
   Based upon market value .....................    7.18%      7.49%     28.58%   (13.05)%     10.55%     11.67%
   Based upon net asset value ..................    2.87%      4.48%     17.09%    (5.46)%     14.44%     11.78%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................    0.86%*     0.86%      0.91%      0.90%      0.92%      0.90%
NET INVESTMENT INCOME TO AVERAGE NET ASSETS ....    5.50%*     5.70%      5.74%      5.84%      5.58%      6.06%
Portfolio turnover .............................   27.77%     21.74%     13.37%     10.74%     15.83%      3.90%
Net Investment Assets, End of Period
   (000s omitted):
   For Common Stock ............................ $158,818   $159,399   $162,953   $150,100   $170,645   $160,844
   For Preferred Stock .........................   75,000     75,000     75,000     75,000     75,000     75,000
                                                 --------   --------   --------   --------   --------   --------
TOTAL NET INVESTMENT ASSETS .................... $233,818   $234,399   $237,953   $225,100   $245,645   $235,844
                                                 ========   ========   ========   ========   ========   ========

----------
* Annualized.
See Notes to Financial Statements.

                                                                                                              11

================================================================================
REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997

================================================================================
PROXY RESULTS

Stockholders of Seligman Select Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 15, 1997, in Boston, MA. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:
                                             FOR            WITHHELD
                                         ----------        ----------
   John R. Galvin                        11,630,989         103,976
   William C. Morris                     11,640,709          94,256
   James Q. Riordan                      11,634,274         100,691
   Richard R. Schmaltz                   11,640,709          94,256
   Robert L. Shafer                      11,637,029          97,936
   Brian T. Zino                         11,640,709          94,256

RATIFICATION OF DELOITTE &TOUCHE LLP AS INDEPENDENT AUDITORS FOR 1997:

                                   FOR         AGAINST        ABSTAIN
                                ---------     --------       --------
                               11,601,797       27,336        105,832

================================================================================
BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE,
   Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE,
   Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

================================================================================
EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY


--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman &Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan &Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092   Stockholder Services

(800) 622-4597   24-Hour Automated
                 Telephone Access
                 Service

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                                   MANAGED BY
                                [GRAPHIC OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU
                                                                    CESEL3B 6/97